Background, Organization and Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2018
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Background, Organization and Summary of Significant Accounting Policies
Note 1 - Background, Organization, and Summary of Significant Accounting Policies
Nature of Operations.    This is a combined annual report of Southwest Gas Holdings, Inc. and subsidiaries (the “Company”) and Southwest Gas Corporation and its subsidiaries (“Southwest” or the “natural gas operations segment”). The Notes to the Consolidated Financial Statements apply to both entities. Southwest Gas Holdings, Inc. is a holding company, owning all of the shares of common stock of Southwest and all of the shares of common stock of Centuri Construction Group, Inc. (“Centuri” or the “utility infrastructure services” segment). Prior to August 2017, 96.6% of Centuri’s shares were owned by the Company. During August 2017, the Company acquired the remaining 3.4% equity interest in Centuri that was held by the previous owners. Refer to Note 17 - Utility Infrastructure Services Noncontrolling Interests for additional information.
Southwest is engaged in the business of purchasing, distributing, and transporting natural gas for customers in portions of Arizona, Nevada, and California. Public utility rates, practices, facilities, and service territories of Southwest are subject to regulatory oversight. The timing and amount of rate relief can materially impact results of operations. Natural gas purchases and the timing of related recoveries can materially impact liquidity. Results for the natural gas operations segment are higher during winter periods due to the seasonality incorporated in its regulatory rate structures.
Centuri is a comprehensive utility infrastructure services enterprise dedicated to delivering a diverse array of solutions to North America’s gas and electric providers. Centuri derives revenue from installation, replacement, repair, and maintenance of energy distribution systems, and developing industrial construction solutions. Centuri operations are generally conducted under the business names of NPL Construction Co. (“NPL”), Canyon Pipeline Construction, Inc. (“Canyon”), NPL Canada Ltd. (“NPL Canada”), W.S. Nicholls Construction, Inc. (“W.S. Nicholls”), and Canyon Special Projects, Inc. (“Special Projects,” formerly Brigadier Pipelines Inc.). Utility infrastructure services activity is seasonal in most of Centuri’s operating areas. Peak periods are the summer and fall months in colder climate areas, such as the northeastern and midwestern United States (“U.S.”) and in Canada. In warmer climate areas, such as the southwestern and southeastern U.S., utility infrastructure services activity continues year round. Centuri acquired New England Utility Constructors, Inc. (“Neuco”) in November 2017, thereby expanding its core services in the northeast region of the U.S. Additionally, in November 2018, Centuri expanded its operations in the southeast region of the U.S. through the acquisition of an 80% interest in a privately held utility infrastructure services business, Linetec Services, LLC (“Linetec”). See Note 19 - Business Acquisitions for more information.
Basis of Presentation.    The Company follows accounting principles generally accepted in the United States (“U.S. GAAP”) in accounting for all of its businesses. Unless specified otherwise, all amounts are in U.S. dollars. Accounting for natural gas utility operations conforms with U.S. GAAP as applied to rate-regulated companies and as prescribed by federal agencies and commissions of the various states in which the utility operates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In connection with a holding company reorganization in January 2017, Centuri ceased to be a subsidiary of Southwest and became a subsidiary of the Company. To give effect to this change, the separate consolidated financial statements related to Southwest, which are included in this annual report, depict Centuri-related amounts for periods prior to January 2017 as discontinued operations which are detailed in Note 18 - Reorganization Impacts - Discontinued Operations Solely Related to Southwest Gas Corporation.
Consolidation.    The accompanying financial statements are presented on a consolidated basis for Southwest Gas Holdings, Inc. and all subsidiaries and Southwest Gas Corporation and all subsidiaries as of December 31, 2018 (except those accounted for using the equity method as discussed further below). All significant intercompany balances and transactions have been eliminated with the exception of transactions between Southwest and Centuri in accordance with accounting treatment for rate-regulated entities.
Centuri, through its subsidiaries, historically held a 65% interest in a venture to market natural gas engine-driven heating, ventilating, and air conditioning technology and products. During the second quarter of 2018, an additional $1 million of capital was contributed, thereby increasing Centuri’s ownership to 95%. The carrying amount of the noncontrolling interest has been adjusted with a corresponding charge to Additional paid-in capital on the Company’s Consolidated Balance Sheet.
Centuri, through its subsidiaries, holds a 50% interest in W.S. Nicholls Western Construction LTD. (“Western”), a Canadian infrastructure services company that is a variable interest entity. Centuri determined that it is not the primary beneficiary of the entity due to a shared-power structure; therefore, Centuri does not consolidate the entity and has recorded its investment, and results related thereto, using the equity method. The investment in Western totaled $11.2 million and $12.7 million at December 31, 2018 and 2017, respectively. Both periods include the impacts of foreign currency exchange translation adjustments. Centuri received $1 million in dividends from Western for the year ended December 31, 2018 and no dividends for the year ended December 31, 2017.
The equity method investment in Western is included in Other property and investments in the Consolidated Balance Sheets of the Company. Centuri’s maximum exposure to loss as a result of its involvement with Western was estimated at $44.9 million as of December 31, 2018. The estimated maximum exposure to loss represents the maximum loss that would be absorbed by Centuri in the event that all of the assets of Western were deemed to be worthless. Centuri recorded earnings of approximately $500,000 from this investment in 2018, which is included in Other income (deductions) in the Consolidated Statements of Income.

Fair Value Measurements. Certain assets and liabilities are reported at fair value, which is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.
U.S. GAAP states that a fair value measurement should be based on the assumptions that market participants would use in pricing the asset or liability and establishes a fair value hierarchy that ranks the inputs used to measure fair value by their reliability. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to fair values derived from unobservable inputs (Level 3 measurements). Financial assets and liabilities are categorized in their entirety based on the lowest level of input that is significant to the fair value measurement. The three levels of the fair value hierarchy are as follows:
Level 1 – quoted prices (unadjusted) in active markets for identical assets or liabilities that a company has the ability to access at the measurement date.
Level 2 – inputs other than quoted prices included within Level 1 that are observable for similar assets or liabilities, either directly or indirectly.
Level 3 – unobservable inputs for the asset or liability. Unobservable inputs are used to measure fair value to the extent that observable inputs are not available, thereby allowing for situations in which there is little, if any, market activity for the asset or liability at the measurement date.
The Company primarily used quoted market prices and other observable market pricing information in valuing cash and cash equivalents, derivatives, long-term debt outstanding, and assets of the qualified pension plan and the PBOP required to be disclosed at fair value.

Net Utility Plant.    Net utility plant includes gas plant at original cost, less the accumulated provision for depreciation and amortization, plus the unamortized balance of acquisition adjustments. Original cost includes contracted services, material, payroll, and related costs such as taxes and certain benefits, general and administrative expenses, and an allowance for funds used during construction, less contributions in aid of construction.
Other Property and Investments. Other property and investments on Southwest’s and the Company’s Consolidated Balance Sheets includes (thousands of dollars):

	2018	2017
Net cash surrender value of COLI policies	$114,405	$117,341
Other property	1,741	1,773
Total Southwest Gas Corporation	116,146	119,114
Centuri property, equipment, and intangibles	792,191	554,730
Centuri accumulated provision for depreciation and amortization	(298,939)	(258,906)
Other property	14,153	13,242
Total Southwest Gas Holdings, Inc.	$623,551	$428,180

Intangible Assets.    Intangible assets (other than goodwill) are amortized using the straight-line method to reflect the pattern of economic benefits consumed over the estimated periods benefited. The recoverability of intangible assets is evaluated when events or circumstances indicate that a revision of estimated useful lives is warranted or that an intangible asset may be impaired. Non-utility intangible assets are associated with utility infrastructure services businesses acquired through 2018, including the Linetec acquisition. All have finite lives. These intangible assets are included in Other property and investments on the Company’s Consolidated Balance Sheets. Centuri has $159.8 million and $80.7 million of intangible assets at December 31, 2018 and 2017, respectively, as detailed in the following table (thousands of dollars):

December 31, 2018	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount
Customer relationships	$152,533	$(11,716)	$140,817
Trade names and trademarks	23,013	(5,234)	17,779
Customer contracts backlog	270	(3)	267
Noncompete agreements	2,022	(1,064)	958
Total	$177,838	$(18,017)	$159,821

December 31, 2017
Customer relationships	$76,254	$(6,743)	$69,511
Trade names and trademarks	13,754	(4,080)	9,674
Noncompete agreements	2,060	(543)	1,517
Total	$92,068	$(11,366)	$80,702

Amortization expense for the acquired intangible assets listed above for the years ended December 31, 2018, 2017, and 2016 was $7.6 million, $4.1 million, and $3.2 million, respectively.
The estimated future amortization of the intangible assets for the next five years and thereafter is as follows (in thousands):

2019	$10,622
2020	10,634
2021	10,214
2022	10,127
2023	10,127
Thereafter	108,097
Total	$159,821

See Note 2 - Utility Plant and Leases for additional information regarding natural gas operations intangible assets. Note 19 - Business Acquisitions includes detailed information about intangible assets purchased in the Linetec acquisition.
Cash and Cash Equivalents.    For purposes of reporting consolidated cash flows, cash and cash equivalents include cash on hand and financial instruments with maturities of three months or less. Such investments are carried at cost, which approximates market value. Cash and cash equivalents for Southwest and the Company also include money market fund investments totaling approximately $18 million and $59.9 million, respectively at December 31, 2018, and $20.8 million and $22.2 million, respectively, at December 31, 2017, which fall within Level 2 of the fair value hierarchy, due to the asset valuation methods used by money market funds.
Typical non-cash investing activities for Southwest include customer advances applied as contributions toward utility construction activity and capital expenditures that were not paid as of year end that are included in accounts payable. Amounts related to such activities were immaterial for the periods presented herein. Non-cash investing activities for Centuri included $75.6 million of purchase consideration related to the Linetec acquisition in the form of liabilities incurred that remained unpaid as of December 31, 2018; such amounts are included in Other current liabilities on the Consolidated Balance Sheets of the Company. See Note 19 - Business Acquisitions.
Income Taxes.    The asset and liability method of accounting is utilized for the recognition of income taxes. Under the asset and liability method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the period that includes the enactment date. For regulatory and financial reporting purposes, investment tax credits (“ITC”) related to gas utility operations are deferred and amortized over the life of related fixed assets. As of December 31, 2018, the Company had cumulative book earnings of approximately $25 million in its foreign jurisdiction. Management previously asserted and continues to assert that all the earnings of Centuri’s Canadian subsidiaries will be permanently reinvested in Canada. As a result, no U.S. deferred income taxes have been recorded related to cumulative foreign earnings.
In 2017, the Tax Cuts and Jobs Act (the “TCJA”) was enacted. The TCJA had significant impacts on the taxation of business entities, including specific provisions related to regulated public utilities. The more significant changes that impacted the Company include the reduction in the corporate federal income tax rate from 35% to 21%, and limiting the utilization of net operating losses (“NOLs”) to 80% of taxable income, with the ability to indefinitely carryforward unutilized NOLs to reduce future taxable income.
The Financial Accounting Standards Board (the “FASB”) issued guidance to allow an accounting policy election of either (i) treating taxes attributable to future taxable income related to Global Intangible Low-Taxed Income (“GILTI”) as a current period expense when incurred or (ii) recognizing deferred taxes for temporary differences expected to reverse as GILTI in future years. The Company has elected to treat GILTI as a current period cost when incurred and has considered the estimated 2018 GILTI impact in its 2018 tax expense.
Deferred Purchased Gas Costs.    The various regulatory commissions have established procedures to enable Southwest to adjust its billing rates for changes in the cost of natural gas purchased. The difference between the current cost of gas purchased and the cost of gas recovered in billed rates is deferred. Generally, these deferred amounts are recovered or refunded within one year.
Prepaid and other current assets.    Prepaid and other current assets for Southwest and the Company include gas pipe materials and operating supplies of $56 million in 2018 and $33 million in 2017 (carried at weighted average cost), and also include $74 million in 2018 and $40 million in 2017 related to a regulatory asset associated with the Arizona decoupling mechanism (an alternative revenue program). In the 2017 Arizona general rate case decision, the decoupled rate design was approved to continue, excluding a winter-period adjustment to rates, making the mechanism fundamentally similar to that which exists in Nevada. This change from a combination of monthly winter-period adjustments to bills (coupled with an annual rate adjustment) to an annual rate adjustment resulted in an increase in the associated regulatory asset noted above.
Goodwill.    As required by U.S. GAAP, goodwill is assessed for impairment annually, or more frequently, if circumstances indicate impairment to the carrying value of goodwill may have occurred. The goodwill impairment analysis is conducted as of October 1st each year and may start with an assessment of qualitative factors (commonly referred to as Step 0) to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount. If, after assessing the qualitative factors, management determines that it is more likely than not that the fair value of a reporting unit is less than its carrying amount, or if management does not perform a qualitative assessment, a Step 1 impairment test will be performed. Management considered the qualitative factors and the evidence obtained and determined that it is not more likely than not that the fair value of the reporting units are less than their carrying amounts in either 2017 or 2018. Thus, no impairment was recorded in either year. The Linetec acquisition in 2018 (see further discussion in Note 19 - Business Acquisitions) was considered an asset purchase for tax purposes. As a result, goodwill associated with Linetec is expected to be deductible for those same purposes.

	Natural Gas Operations	Utility Infrastructure Services	Total Company
(In thousands of dollars)
Balance, December 31, 2016	$10,095	$129,888	$139,983
Goodwill from Neuco acquisition	—	32,028	32,028
Foreign currency translation adjustment	—	7,303	7,303
Balance, December 31, 2017	10,095	169,219	179,314
Additional goodwill from Neuco acquisition	—	182	182
Goodwill from Linetec acquisition	—	188,494	188,494
Foreign currency translation adjustment	—	(8,945)	(8,945)
Balance, December 31, 2018	$10,095	$348,950	$359,045

Other Current Liabilities. Management recognizes in its balance sheets various liabilities that are expected to be settled through future cash payment within the next twelve months, including certain regulatory liabilities (refer to Note 5 - Regulatory Assets and Liabilities), customary accrued expenses for employee compensation and benefits, and declared but unpaid dividends. As of December 31, 2018, this caption on the Company’s Consolidated Balance Sheet also included $75.6 million in unremitted amounts associated with the Linetec acquisition note above.

Accumulated Removal Costs.    Approved regulatory practices allow Southwest to include in depreciation expense a component intended to recover removal costs associated with utility plant retirements. In accordance with the Securities and Exchange Commission (“SEC”) position on presentation of these amounts, management reclassifies estimated removal costs from accumulated depreciation to accumulated removal costs within the liabilities section of the Consolidated Balance Sheets. Management regularly updates the estimated accumulated removal costs as amounts fluctuate between periods depending on the level of replacement work performed, the estimated cost of removal in rates, and the actual cost of removal experienced.
Gas Operating Revenues.    Southwest recognizes revenue when it satisfies its performance by transferring gas to the customer. Natural gas is delivered and “consumed” by the customer simultaneously. Revenues are recorded when customers are billed. Customer billings are substantially based on monthly meter reads and include certain other charges assessed monthly, and are calculated in accordance with applicable tariffs and state and local laws, regulations, and related agreements. An estimate of the margin associated with natural gas service provided, but not yet billed, to residential and commercial customers from the latest meter read date to the end of the reporting period is also recognized as accrued utility revenue. Revenues also include the net impacts of margin tracker/decoupling accruals based on criteria in U.S. GAAP for rate-regulated entities associated with alternative revenue programs. All of Southwest’s service territories have decoupled rate structures, which are designed to eliminate the direct link between volumetric sales and revenue, thereby mitigating the impacts of unusual weather variability and conservation on margin. See Note 3 - Revenue for additional information regarding Gas operating revenues.
Utility Infrastructure Services Revenues.    The majority of Centuri contracts are performed under unit-price contracts. Generally, these contracts state prices per unit of installation. Typical installations are accomplished in a few weeks or less. Revenues are recorded as installations are completed. Revenues are recorded for long-term fixed-price contracts in a pattern that reflects the transfer of control of promised goods and services to the customer over time. The amount of revenue recognized on fixed-price contracts is based on costs expended to date relative to anticipated final contract costs. Changes in job performance, job conditions, and final contract settlements are factors that influence management’s assessment of total contract value and the total estimated costs to complete those contracts. Revisions in estimates of costs and earnings during the course of work are reflected in the accounting period in which the facts requiring revision become known. If a loss on a contract becomes known or is anticipated, the entire amount of the estimated ultimate loss is recognized at that time in the financial statements. Some unit-price contracts contain caps that if encroached, trigger revenue and loss recognition similar to a fixed-price contract model. See Note 3 - Revenue for additional information regarding Utility infrastructure services revenues.
Utility Infrastructure Services Expenses.    Utility infrastructure services expenses in the Statements of Income includes payroll expenses, office and equipment rental costs, subcontractor expenses, training, job-related materials, gains and losses on equipment sales, and professional fees of Centuri.
Net Cost of Gas Sold.    Components of net cost of gas sold include natural gas commodity costs (fixed-price and variable-rate), pipeline capacity/transportation costs, and actual settled costs of natural gas derivative instruments. Also included are the net impacts of purchased gas adjustment (“PGA”) deferrals and recoveries, which by their inclusion, result in net cost of gas sold overall that is comparable to amounts included in billed gas operating revenues. Differences between amounts incurred with suppliers, transmission pipelines, etc. and those already included in customer rates, are temporarily deferred in PGA accounts pending inclusion in customer rates.
Operations and Maintenance Expense.    Operations and maintenance expense includes Southwest’s operating and maintenance costs associated with serving utility customers and maintaining its distribution and transmission systems, uncollectible expense, administrative and general salaries and expense, employee benefits expense excluding relevant non-service cost components (see Note 11 - Pension and Other Postretirement Benefits), and legal expense (including injuries and damages).
Depreciation and Amortization.    Utility plant depreciation is computed on the straight-line remaining life method at composite rates considered sufficient to amortize costs over estimated service lives, including components which compensate for removal costs (net of salvage value), and retirements, as approved by the appropriate regulatory agency. When plant is retired from service, the original cost of plant, including cost of removal, less salvage, is charged to the accumulated provision for depreciation. Other regulatory assets, including acquisition adjustments, are amortized when appropriate, over time periods authorized by regulators. See also discussion regarding Accumulated Removal Costs above. Non-utility and utility infrastructure services-related property and equipment are depreciated on a straight-line method based on the estimated useful lives of the related assets. Costs and gains related to refunding utility debt and debt issuance expenses are deferred and amortized over the weighted-average lives of the new issues and become a component of interest expense.
Allowance for Funds Used During Construction (“AFUDC”).    AFUDC represents the cost of both debt and equity funds used to finance utility construction. AFUDC is capitalized as part of the cost of utility plant. The debt portion of AFUDC is reported in the Company’s and Southwest’s Consolidated Statements of Income as an offset to Net interest deductions and the equity portion is reported as Other income. Utility plant construction costs, including AFUDC, are recovered in authorized rates through depreciation when completed projects are placed into operation, and general rate relief is requested and granted.

	2018	2017	2016
(In thousands)
AFUDC:
Debt portion	$3,264	$1,666	$1,175
Equity portion	3,627	2,296	2,289
AFUDC capitalized as part of utility plant	$6,891	$3,962	$3,464
AFUDC rate	5.85%	5.95%	7.35%

Other Income (Deductions). The following table provides the composition of significant items included in Other income (deductions) on the Consolidated Statements of Income (thousands of dollars):

	2018	2017	2016
Southwest Gas Corporation – natural gas operations segment:
Increase (decrease) in COLI policies	$(3,200)	$10,300	$7,400
Interest income	6,020	2,784	1,848
Equity AFUDC	3,627	2,296	2,289
Non-service post-retirement benefit cost	(21,059)	(19,424)	(19,760)
Miscellaneous income and (expense)	(2,628)	(2,344)	(3,261)
Southwest Gas Corporation – total other income (deductions)	(17,240)	(6,388)	(11,484)
Utility infrastructure services segment:
Interest income	88	3	1
Foreign transaction gain (loss)	(222)	(754)	(22)
Equity in earnings of unconsolidated investment – Western	531	1,052	69
Miscellaneous income and (expense)	(635)	44	1,145
Centuri – total other income (deductions)	(238)	345	1,193
Corporate and administrative	52	13	—
Consolidated Southwest Gas Holdings, Inc. - total other income (deductions)	$(17,426)	$(6,030)	$(10,291)

Included in the table above is the change in cash surrender values of company-owned life insurance (“COLI”) policies (including net death benefits recognized). These life insurance policies on members of management and other key employees are used by the Company and Southwest to indemnify against the loss of talent, expertise, and knowledge, as well as to provide indirect funding for certain nonqualified benefit plans. Current tax regulations provide for tax-free treatment of life insurance (death benefit) proceeds. Therefore, changes in the cash surrender value components of COLI policies, as they progress towards the ultimate death benefits, are also recorded without tax consequences.
Foreign Currency Translation.    Foreign currency-denominated assets and liabilities of consolidated subsidiaries are translated into U.S. dollars at exchange rates existing at the respective balance sheet dates. Translation adjustments resulting from fluctuations in exchange rates are recorded as a separate component of accumulated other comprehensive income within stockholders’ equity. Results of operations of foreign subsidiaries are translated using the monthly weighted-average exchange rates during the respective periods. Gains and losses resulting from foreign currency transactions are included in Other income (expense) of the Company. Gains and losses resulting from intercompany foreign currency transactions that are of a long-term investment nature are reported in Other comprehensive income, if applicable.
Earnings Per Share.    Basic earnings per share (“EPS”) in each period of this report were calculated by dividing net income attributable to Southwest Gas Holdings, Inc. by the weighted-average number of shares during those periods. Diluted EPS includes additional weighted-average common stock equivalents (stock options, performance shares, and restricted stock units). Unless otherwise noted, the term “Earnings Per Share” refers to Basic EPS. A reconciliation of the denominator used in the Basic and Diluted EPS calculations is shown in the following table.

	2018	2017	2016
(In thousands)
Average basic shares	49,419	47,965	47,469
Effect of dilutive securities:
Stock options	—	—	1
Management Incentive Plan shares	25	8	124
Restricted stock units (1)	32	18	220
Average diluted shares	49,476	47,991	47,814

(1)
The number of securities granted for 2018 and 2017 includes 23,000 and 7,000 performance shares, respectively, the total of which was derived by assuming that target performance will be achieved during the relevant performance period.

Recent Accounting Standards Updates.
Accounting pronouncements adopted in 2018:
Effective January 2018, the Company and Southwest adopted the FASB update, Accounting Standards Codification (“ASC”) Topic 606 “Revenue from Contracts with Customers.” The update replaced much of the prior guidance regarding revenue recognition including most industry-specific guidance. See Note 3 - Revenue for more information regarding the adoption of the update.
In January 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-02 “Income Statement—Reporting Comprehensive Income (Topic 220)—Reclassification of Certain Tax Effects from Accumulated Other Comprehensive Income.”  The update addressed issues resulting from the enactment of the TCJA. Stakeholders raised a narrow-scope financial reporting issue that arose as a consequence of the TCJA related to the fact that when deferred tax balances were remeasured in December 2017, those deferred tax balances were to be reduced, but related amounts historically accumulated in Accumulated Other Comprehensive Income (“AOCI”) prior to the enactment of the TCJA, were required to be recognized as income tax expense rather than being relieved from AOCI. The amendments in this update allowed a reclassification from AOCI to retained earnings for those otherwise “stranded” tax effects in AOCI following enactment of the TCJA. The Company and Southwest adopted this update effective January 2018. Accordingly, approximately $9.3 million of previously stranded tax effects resulting from the TCJA were reclassified to retained earnings from AOCI on the Consolidated Balance Sheets of Southwest and the Company during the first quarter of 2018.
In March 2017, the FASB issued ASU 2017-07 “Compensation – Retirement Benefits (Topic 715): Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost.” The new guidance related to the income statement presentation of net periodic benefit cost for an entity’s sponsored defined benefit pension and other postretirement plans. The Company and Southwest adopted this update effective January 2018. See Note 11 - Pension and Other Postretirement Benefits for additional information.
Accounting pronouncements that will be effective in 2019:
In February 2016, the FASB issued the update “Leases (Topic 842).” Under the update, lessees will be required to recognize the following for all leases (with the exception of short-term leases) at the commencement date:

•	A lease liability for the obligation to make lease payments, measured on a discounted basis; and

•	A right-of-use asset for the right to use, or control the use of, a specified asset for the lease term.
Under the new guidance, lessor accounting is largely unchanged. Certain targeted improvements were made to align, where necessary, lessor accounting with the lessee accounting model and Topic 606, “Revenue from Contracts with Customers.” Though companies have historically been required to make disclosures regarding leases and associated contractual obligations, leases with terms longer than a year will no longer exist off-balance sheet. In July 2018, the FASB issued narrow-scope improvements to the standard, which include, among other things, guidance on lease classification reassessment and certain circumstances surrounding remeasurement. Also included was clarification that lessor-controlled options to terminate a lease are considered in the lease term.

Management expects to elect various practical expedients and accounting policies regarding the transition method used to implement Topic 842. The Company and Southwest plan to elect the new optional transition method included within the recent FASB update “Leases—Targeted Improvements”, also issued in July 2018, which allows for comparative periods not to be restated. In conjunction with this decision, management currently expects that no retained earnings adjustment will be necessary due to the adoption of Topic 842. At a minimum, management expects the following regarding Topic 842 practical expedients and accounting policy elections:

•
To elect to use the “package”, which is a set of three practical expedients that must be elected as a package and applied consistently to all of the Company’s and Southwest’s leases. These include: not reassessing whether any expired or existing contracts are or contain leases; not reassessing the lease classification for expired or existing leases (that is, existing operating and capital leases in accordance with current lease guidance will in each case be classified as operating and finance leases, respectively, under the updated guidance); and not reassessing initial direct costs for any existing leases.

•
To elect to adopt the practical expedient to exclude all easements in place prior to January 1, 2019 from treatment under Topic 842. However, the Company and Southwest will evaluate any new easements entered into after the effective date of the standard to determine if the arrangements should be accounted for as leases.

•	To make an accounting policy election by asset class to include both the lease and non-lease components (as defined in the guidance) as a single component.

•	To make an accounting policy election to not apply Topic 842 to short-term leases, as permitted.

•	To not elect to use hindsight in determining the lease term and in assessing impairment of right-of-use assets.
Southwest’s leases are comprised primarily of operating leases of buildings, land, and equipment. At this time, Southwest has no finance leases. Centuri leases buildings, land, fleet equipment, and other equipment. The majority of Centuri’s leases are operating leases. The Company and Southwest are currently not the lessor in any significant lease arrangements.
Management has implemented new software systems (one for Southwest and one for Centuri) to facilitate compliance with Topic 842. Management will adopt the update in the first quarter of 2019, as required. Management is finalizing its evaluation of the impact of the adoption on the consolidated financial statements and related disclosures.
Recently issued accounting pronouncements that will be effective after 2019:
In June 2016, the FASB issued ASU 2016-13 update “Financial Instruments — Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments.” The update requires the measurement of all expected credit losses for financial assets held at the reporting date based on historical experience, current conditions, and reasonable and supportable forecasts. The inputs currently used to estimate credit losses will still be used, however they may be adapted to reflect the full amount of expected losses. The update is effective for fiscal years beginning after December 15, 2019, including interim periods within those fiscal years. All entities may adopt the amendments in this update earlier as of fiscal years beginning after December 15, 2018, including interim periods within those fiscal years. Management is evaluating what impact, if any, this update might have on the Company’s and Southwest’s consolidated financial statements and disclosures.
In January 2017, the FASB issued ASU 2017-04 “Intangibles – Goodwill and Other (Topic 350): Simplifying the Test for Goodwill Impairment.” Currently, unless meeting the criteria for qualitative assessment only, an entity is required to perform a two-step test to determine the amount, if any, of goodwill impairment. In Step 1, an entity compares the fair value of a reporting unit with its carrying amount, including goodwill. If the carrying amount of the reporting unit exceeds its fair value, the entity performs Step 2 and compares the implied fair value of goodwill with the carrying amount of that goodwill for that reporting unit. An impairment charge equal to the amount by which the carrying amount of goodwill for the reporting unit exceeds the implied fair value of that goodwill is recorded, limited to the amount of goodwill allocated to that reporting unit. Under the update, an entity will apply a one-step quantitative test and record the amount of goodwill impairment as the excess of a reporting unit's carrying amount over its fair value, not to exceed the total amount of goodwill allocated to the reporting unit. The new guidance does not amend the optional qualitative assessment of goodwill impairment. The amount of any goodwill impairment calculated under the update could vary from the calculation under the existing guidance. The amendments should be applied on a prospective basis. The update is effective for fiscal and interim periods beginning after December 15, 2019. Early adoption is permitted for interim or annual goodwill impairment tests performed on testing dates after January 1, 2017. Management is evaluating the impacts this update might have on the Company’s and Southwest’s consolidated financial statements and disclosures.
In August 2018, the FASB issued ASU 2018-15 “Intangibles—Goodwill and Other—Internal-Use Software (Subtopic 350-40): Customer’s Accounting for Implementation Costs Incurred in a Cloud Computing Arrangement That Is a Service Contract.” The update generally aligns the requirements for capitalizing implementation costs incurred in a hosting arrangement (that is a service contract) with the requirements for capitalizing implementation costs incurred to develop or obtain internal-use software. The update also requires the entity to expense the capitalized implementation costs of such hosting arrangements over the term of the hosting arrangement, including reasonably certain renewal periods. The update is effective for fiscal years beginning after December 15, 2019, including interim periods within those fiscal years. Early adoption of the amendments in this update is permitted for interim and related annual fiscal periods after December 15, 2018. Management is evaluating the impacts this update might have on the Company’s and Southwest’s consolidated financial statements and disclosures.
In August 2018, the FASB issued ASU 2018-14 “Compensation—Retirement Benefits—Defined Benefit Plans—General (Subtopic 715-20): Disclosure Framework—Changes to the Disclosure Requirements for Defined Benefit Plans.” This update removes disclosures that are no longer considered cost-beneficial, clarifies the specific requirements of disclosures, and adds disclosure requirements identified as relevant. The update applies to all employers that sponsor defined benefit pension or other post-retirement plans. The update is effective for fiscal years ending after December 15, 2020. Early adoption is permitted. Management is evaluating the impacts this update might have on its disclosures.
In August 2018, the FASB issued ASU 2018-13 “Fair Value Measurement: Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement.” The update is intended to improve the effectiveness of fair value measurement disclosures and removes the following disclosure requirements: the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy; the policy for timing of transfers between levels; and the valuation processes for Level 3 fair value measurements. The update also modifies or clarifies for investments in certain entities that calculate net asset value, a requirement to disclose the timing of liquidation of an investee’s assets and the date when restrictions from redemption might lapse (in cases when the timing has been communicated or announced publicly). It also clarifies communication requirements about measurement uncertainty as of the reporting date. For certain unobservable inputs, an entity may disclose other quantitative information in lieu of the weighted average if it would be a more reasonable and rational method to reflect the distribution of inputs to the measurements. Management is evaluating the impacts this update might have on its disclosures.
Subsequent Events.    Management monitors events occurring after the balance sheet date and prior to the issuance of the financial statements to determine the impacts, if any, of events on the financial statements to be issued or disclosures to be made, and has reflected them where appropriate.